Exhibit 99.1

UNITED CONTINENTAL HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In millions, except shares)

The following tables show adjustments made due to the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“Topic 606”) on the December 31, 2017 and 2016 consolidated balance sheets, respectively. Previously reported results were derived from audited financial statements included in United Continental Holdings, Inc.’s (“UAL”) Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and UAL’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as applicable.

	At December 31, 2017
ASSETS	As Reported	Topic 606 Adjustments	As Adjusted
Current assets:
Cash and cash equivalents	$1,482	$—	$1,482
Short-term investments	2,316	—	2,316
Receivables, less allowance for doubtful accounts ($7)	1,340	—	1,340
Aircraft fuel, spare parts and supplies, less obsolescence allowance ($354)	924	—	924
Prepaid expenses and other	1,051	20	1,071

Total current assets	7,113	20	7,133

Operating property and equipment:
Owned—
Flight equipment	28,692	—	28,692
Other property and equipment	6,946	—	6,946

Total owned property and equipment	35,638	—	35,638
Less—Accumulated depreciation and amortization	(11,159)	—	(11,159)

Total owned property and equipment, net	24,479	—	24,479

Purchase deposits for flight equipment	1,344	—	1,344

Capital leases—
Flight equipment	1,151	—	1,151
Other property and equipment	11	—	11

Total capital leases	1,162	—	1,162
Less—Accumulated amortization	(777)	—	(777)

Total capital leases, net	385	—	385

Total operating property and equipment, net	26,208	—	26,208

Other assets:
Goodwill	4,523	—	4,523
Intangibles, less accumulated amortization ($1,313)	3,539	—	3,539
Restricted cash	91	—	91
Investments in affiliates and other, net	852	—	852

Total other assets	9,005	—	9,005

Total assets	$42,326	$20	$42,346

UNITED CONTINENTAL HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In millions, except shares)

	At December 31, 2017
LIABILITIES AND STOCKHOLDERS’ EQUITY	As Reported	Topic 606 Adjustments	As Adjusted
Current liabilities:
Advance ticket sales	$3,876	$64	$3,940
Frequent flyer deferred revenue	2,176	16	2,192
Accounts payable	2,196	—	2,196
Accrued salaries and benefits	2,166	—	2,166
Current maturities of long-term debt	1,565	—	1,565
Current maturities of capital leases	128	—	128
Other	569	7	576

Total current liabilities	12,676	87	12,763

Long-term debt	11,703	—	11,703
Long-term obligations under capital leases	996	—	996

Other liabilities and deferred credits:
Frequent flyer deferred revenue	2,565	26	2,591
Postretirement benefit liability	1,602	—	1,602
Pension liability	1,921	—	1,921
Advanced purchase of miles	—	—	—
Deferred income taxes	225	(21)	204
Lease fair value adjustment, net	198	—	198
Other	1,634	—	1,634

Total other liabilities and deferred credits	8,145	5	8,150

Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—	—
Common stock at par, $0.01 par value; authorized 1,000,000,000 shares; outstanding 286,973,195 shares at December 31, 2017	3	—	3
Additional capital invested	6,098	—	6,098
Retained earnings	4,621	(72)	4,549
Stock held in treasury, at cost	(769)	—	(769)
Accumulated other comprehensive loss	(1,147)	—	(1,147)

Total stockholders’ equity	8,806	(72)	8,734

Total liabilities and stockholders’ equity	$42,326	$20	$42,346

UNITED CONTINENTAL HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In millions, except shares)

	At December 31, 2016
ASSETS	As Reported	Topic 606 Adjustments	As Adjusted
Current assets:
Cash and cash equivalents	$2,179	$—	$2,179
Short-term investments	2,249	—	2,249
Receivables, less allowance for doubtful accounts ($10)	1,176	—	1,176
Aircraft fuel, spare parts and supplies, less obsolescence allowance ($295)	873	—	873
Prepaid expenses and other	832	20	852

Total current assets	7,309	20	7,329

Operating property and equipment:
Owned—
Flight equipment	25,873	—	25,873
Other property and equipment	5,652	—	5,652

Total owned property and equipment	31,525	—	31,525
Less—Accumulated depreciation and amortization	(9,975)	—	(9,975)

Total owned property and equipment, net	21,550	—	21,550

Purchase deposits for flight equipment	1,059	—	1,059

Capital leases—
Flight equipment	1,319	—	1,319
Other property and equipment	331	—	331

Total capital leases	1,650	—	1,650
Less—Accumulated amortization	(941)	—	(941)

Total capital leases, net	709	—	709

Total operating property and equipment, net	23,318	—	23,318

Other assets:
Goodwill	4,523	—	4,523
Intangibles, less accumulated amortization ($1,234)	3,632	—	3,632
Deferred income taxes	655	48	703
Restricted cash	124	—	124
Investments in affiliates and other, net	579	—	579

Total other assets	9,513	48	9,561

Total assets	$40,140	$68	$40,208

UNITED CONTINENTAL HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In millions, except shares)

	At December 31, 2016
LIABILITIES AND STOCKHOLDERS’ EQUITY	As Reported	Topic 606 Adjustments	As Adjusted
Current liabilities:
Advance ticket sales	$3,730	$65	$3,795
Frequent flyer deferred revenue	2,135	14	2,149
Accounts payable	2,139	—	2,139
Accrued salaries and benefits	2,307	—	2,307
Current maturities of long-term debt	849	—	849
Current maturities of capital leases	116	—	116
Other	1,010	79	1,089

Total current liabilities	12,286	158	12,444

Long-term debt	9,918	—	9,918
Long-term obligations under capital leases	822	—	822

Other liabilities and deferred credits:
Frequent flyer deferred revenue	2,748	(8)	2,740
Postretirement benefit liability	1,581	—	1,581
Pension liability	1,892	—	1,892
Advanced purchase of miles	430	3	433
Lease fair value adjustment, net	277	—	277
Other	1,527	—	1,527

Total other liabilities and deferred credits	8,455	(5)	8,450

Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—	—
Common stock at par, $0.01 par value; authorized 1,000,000,000 shares; outstanding 314,612,744 shares at December 31, 2016	3	—	3
Additional capital invested	6,569	—	6,569
Retained earnings	3,427	(85)	3,342
Stock held in treasury, at cost	(511)	—	(511)
Accumulated other comprehensive loss	(829)	—	(829)

Total stockholders’ equity	8,659	(85)	8,574

Total liabilities and stockholders’ equity	$40,140	$68	$40,208

UNITED CONTINENTAL HOLDINGS, INC.

STATEMENTS OF CONSOLIDATED OPERATIONS (UNAUDITED)

(In millions, except per share amounts)

The following tables show adjustments made due to the adoption of Topic 606 and Accounting Standards Update No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost (“ASU 2017-07”) on the December 31, 2017 and 2016 statements of consolidated operations, respectively. Previously reported results were derived from audited financial statements included in UAL’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and UAL’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as applicable.

	Year ended December 31, 2017
	As Reported	Topic 606 Adjustments	ASU 2017-07 Adjustments	As Adjusted
Operating revenue:
Passenger revenue	$32,404	$2,056	$—	$34,460
Cargo	1,035	79	—	1,114
Other operating revenue	4,297	(2,087)	—	2,210

Total operating revenue	37,736	48	—	37,784

Operating expense:
Salaries and related costs	11,045	—	(104)	10,941
Aircraft fuel	6,913	—	—	6,913
Landing fees and other rent	2,240	—	—	2,240
Regional capacity purchase	2,232	—	—	2,232
Depreciation and amortization	2,149	—	—	2,149
Aircraft maintenance materials and outside repairs	1,856	—	—	1,856
Distribution expenses	1,349	86	—	1,435
Aircraft rent	621	—	—	621
Special charges	176	—	—	176
Other operating expenses	5,657	(107)	—	5,550

Total operating expenses	34,238	(21)	(104)	34,113

Operating income	3,498	69	104	3,671

Nonoperating income (expense):
Interest expense	(643)	(28)	—	(671)
Interest capitalized	84	—	—	84
Interest income	57	—	—	57
Miscellaneous, net	3	—	(104)	(101)

Total nonoperating expense, net	(499)	(28)	(104)	(631)

Income before income taxes	2,999	41	—	3,040
Income tax expense	868	28	—	896

Net income	$2,131	$13	$—	$2,144

Earnings per share, basic	$7.04	$0.04	$—	$7.08

Earnings per share, diluted	$7.02	$0.04	$—	$7.06

UNITED CONTINENTAL HOLDINGS, INC.

STATEMENTS OF CONSOLIDATED OPERATIONS (UNAUDITED)

(In millions, except per share amounts)

	Year ended December 31, 2016
	As Reported	Topic 606 Adjustments	ASU 2017-07 Adjustments	As Adjusted
Operating revenue:
Passenger revenue	$31,457	$1,972	$—	$33,429
Cargo	876	58	—	934
Other operating revenue	4,223	(2,028)	—	2,195

Total operating revenue	36,556	2	—	36,558

Operating expense:
Salaries and related costs	10,275	—	(99)	10,176
Aircraft fuel	5,813	—	—	5,813
Landing fees and other rent	2,165	—	—	2,165
Regional capacity purchase	2,197	—	—	2,197
Depreciation and amortization	1,977	—	—	1,977
Aircraft maintenance materials and outside repairs	1,749	—	—	1,749
Distribution expenses	1,303	92	—	1,395
Aircraft rent	680	—	—	680
Special charges	638	—	107	745
Other operating expenses	5,421	(104)	—	5,317

Total operating expenses	32,218	(12)	8	32,214

Operating income	4,338	14	(8)	4,344

Nonoperating income (expense):
Interest expense	(614)	(60)	—	(674)
Interest capitalized	72	—	—	72
Interest income	42	—	—	42
Miscellaneous, net	(19)	—	8	(11)

Total nonoperating expense, net	(519)	(60)	8	(571)

Income before income taxes	3,819	(46)	—	3,773
Income tax expense	1,556	(17)	—	1,539

Net income	$2,263	$(29)	$—	$2,234

Earnings per share, basic	$6.86	$(0.09)	$—	$6.77

Earnings per share, diluted	$6.85	$(0.09)	$—	$6.76

UNITED CONTINENTAL HOLDINGS, INC.

QUARTERLY STATEMENTS OF CONSOLIDATED OPERATIONS (UNAUDITED)

(In millions, except per share amounts)

The following table shows adjusted balances after the adoption of Topic 606 and ASU 2017-07 on the quarterly statements of consolidated operations for each quarter of 2017.

	As Adjusted for Topic 606 and ASU 2017-07
	For the Quarter Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Operating revenue:
Passenger revenue	$7,653	$9,151	$9,069	$8,587
Cargo	238	273	279	324
Other operating revenue	535	584	551	540

Total operating revenue	8,426	10,008	9,899	9,451

Operating expense:
Salaries and related costs	2,636	2,842	2,785	2,678
Aircraft fuel	1,560	1,669	1,809	1,875
Landing fees and other rent	544	541	585	570
Regional capacity purchase	536	549	567	580
Depreciation and amortization	518	536	556	539
Aircraft maintenance materials and outside repairs	454	472	451	479
Distribution expenses	319	385	377	354
Aircraft rent	179	152	145	145
Special charges	51	44	50	31
Other operating expenses	1,309	1,381	1,436	1,424

Total operating expenses	8,106	8,571	8,761	8,675

Operating income	320	1,437	1,138	776

Nonoperating income (expense):
Interest expense	(162)	(167)	(169)	(173)
Interest capitalized	23	21	20	20
Interest income	11	13	17	16
Miscellaneous, net	(42)	(27)	(13)	(19)

Total nonoperating expense, net	(170)	(160)	(145)	(156)

Income before income taxes	150	1,277	993	620
Income tax expense	51	456	348	41

Net income	$99	$821	$645	$579

Earnings per share, basic	$0.32	$2.67	$2.15	$1.99

Earnings per share, diluted	$0.32	$2.67	$2.15	$1.98

UNITED CONTINENTAL HOLDINGS, INC.

QUARTERLY ADJUSTMENTS TO THE STATEMENTS OF CONSOLIDATED OPERATIONS (UNAUDITED)

(In millions, except per share amounts)

The following table shows quarterly adjustments made due to the adoption of Topic 606 and ASU 2017-07 on the statements of consolidated operations for 2017.

		Adjustments, For the Quarter Ended
	Full Year 2017 As Reported	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	Full Year 2017 As Adjusted
Operating revenue:
Passenger revenue	$32,404	$479	$529	$541	$507	$34,460
Cargo	1,035	18	19	22	20	1,114
Other operating revenue	4,297	(491)	(540)	(542)	(514)	2,210

Total operating revenue	37,736	6	8	21	13	37,784

Operating expense:
Salaries and related costs	11,045	(25)	(26)	(27)	(26)	10,941
Aircraft fuel	6,913	—	—	—	—	6,913
Landing fees and other rent	2,240	—	—	—	—	2,240
Regional capacity purchase	2,232	—	—	—	—	2,232
Depreciation and amortization	2,149	—	—	—	—	2,149
Aircraft maintenance materials and outside repairs	1,856	—	—	—	—	1,856
Distribution expenses	1,349	12	23	25	26	1,435
Aircraft rent	621	—	—	—	—	621
Special charges	176	—	—	—	—	176
Other operating expenses	5,657	(23)	(27)	(23)	(34)	5,550

Total operating expenses	34,238	(36)	(30)	(25)	(34)	34,113

Operating income	3,498	42	38	46	47	3,671

Nonoperating income (expense):
Interest expense	(643)	(12)	(9)	(5)	(2)	(671)
Interest capitalized	84	—	—	—	—	84
Interest income	57	—	—	—	—	57
Miscellaneous, net	3	(25)	(26)	(28)	(25)	(101)

Total nonoperating expense, net	(499)	(37)	(35)	(33)	(27)	(631)

Income before income taxes	2,999	5	3	13	20	3,040
Income tax expense	868	2	—	5	21	896

Net income	$2,131	$3	$3	$8	$(1)	$2,144

Earnings per share, basic	$7.04	$0.01	$—	$0.03	$—	$7.08

Earnings per share, diluted	$7.02	$0.01	$0.01	$0.03	$(0.01)	$7.06

UNITED CONTINENTAL HOLDINGS, INC.

SELECTED STATISTICS AND SUMMARY FINANCIAL METRICS (UNAUDITED)

The following table shows selected statistics and summary financial metrics after the adoption of Topic 606 and ASU 2017-07 for each quarter of 2017 and for the full year, 2017 and 2016, respectively.

	As Adjusted for Topic 606 and ASU 2017-07
	Quarter Ended				Full Year
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	2017	2016
Consolidated:
Operating margin	3.8%	14.4%	11.5%	8.2%	9.7%	11.9%
Operating margin, excluding special charges (Non-GAAP) (A)	4.4%	14.8%	12.0%	8.5%	10.2%	13.9%
Pre-tax margin	1.8%	12.8%	10.0%	6.6%	8.0%	10.3%
Pre-tax margin excluding special charges and hedge adjustments (Non-GAAP) (A)	2.4%	13.2%	10.5%	6.9%	8.5%	12.1%
Passengers (thousands) (a)	33,105	38,247	39,302	37,413	148,067	143,177
Revenue passenger miles (millions) (b)	47,611	56,356	59,145	53,149	216,261	210,309
Available seat miles (millions) (c)	59,808	67,467	70,083	65,028	262,386	253,590
Passenger revenue per available seat mile (cents)	12.80	13.56	12.94	13.21	13.13	13.18
Total revenue per available seat mile (cents)	14.09	14.83	14.12	14.53	14.40	14.42
Average yield per revenue passenger mile (cents) (d)	16.07	16.24	15.33	16.16	15.93	15.90

(a) The number of revenue passengers measured by each flight segment flown.

(b) The number of scheduled miles flown by revenue passengers.

(c) The number of seats available for passengers multiplied by the number of scheduled miles those seats are flown.

(d) The average passenger revenue received for each revenue passenger mile flown.

UNITED CONTINENTAL HOLDINGS, INC.

PASSENGER REVENUE BY GEOGRAPHY (UNAUDITED)

(In millions)

The following table shows adjusted quarterly passenger revenue by geography after the adoption of Topic 606 for each quarter of 2017 and for the full year, 2017 and 2016, respectively.

	As Adjusted for Topic 606
	Quarter Ended				Full Year
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	2017	2016
Mainline	$3,272	$4,043	$3,952	$3,862	$15,129	$14,073
Regional	1,379	1,615	1,491	1,537	6,022	6,193

Domestic	4,651	5,658	5,443	5,399	21,151	20,266

Atlantic	1,117	1,615	1,724	1,400	5,856	5,739
Pacific	1,053	1,064	1,125	1,047	4,289	4,433
Latin America	832	814	777	741	3,164	2,991

International	3,002	3,493	3,626	3,188	13,309	13,163

Consolidated	$7,653	$9,151	$9,069	$8,587	$34,460	$33,429

Mainline	$6,227	$7,492	$7,538	$7,002	$28,259	$27,029
Regional	1,426	1,659	1,531	1,585	6,201	6,400

Consolidated	$7,653	$9,151	$9,069	$8,587	$34,460	$33,429

UNITED CONTINENTAL HOLDINGS, INC.

NON-GAAP FINANCIAL RECONCILIATION (UNAUDITED)

(A) UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (“GAAP”) and Non-GAAP financial measures, including operating margin, excluding special charges, pre-tax margin, excluding special charges and hedge adjustments, operating income (loss) excluding special charges, operating expenses, excluding fuel, profit sharing, special charges and third-party business expenses, income (loss) before income taxes excluding special charges and reflecting hedge adjustments, net income (loss) excluding special charges and reflecting hedge adjustments and income tax adjustments, net earnings (loss) per share excluding special charges and income tax adjustments and reflecting hedge adjustments, and consolidated unit cost per available seat mile (“CASM”), excluding special charges, third-party business expenses, fuel and profit sharing, among others.

CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. UAL reports CASM excluding special charges, third-party business expenses, fuel and profit sharing. UAL believes that adjusting for special charges is useful to investors because special charges are non-recurring charges not indicative of UAL’s ongoing performance. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL’s core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze UAL’s recurring cost performance and provides a more meaningful comparison of UAL’s core operating costs to the airline industry. In addition, UAL believes that adjusting for prior period gains and losses on fuel derivative contracts settled in the current period is useful because the adjustments allow investors to better understand the cash impact of settled fuel derivative contracts in a given period.

The following tables show adjusted reconciliations of certain previously reported Non-GAAP financial measures to comparable financial measures reported on a GAAP basis after the adoption of Topic 606 and ASU 2017-07 for each quarter of 2017 and for the full year, 2017 and 2016, respectively.

	As Adjusted for Topic 606 and ASU 2017-07
	Quarter Ended				Full Year
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	2017	2016
CASM Mainline Operations (cents)
Cost per available seat mile (CASM)	13.15	12.27	11.98	12.83	12.53	12.21
Special charges	0.09	0.07	0.08	0.06	0.07	0.33
Third-party business expenses	0.09	0.07	0.05	0.04	0.06	0.06
Fuel expense	2.44	2.32	2.41	2.68	2.46	2.16

CASM, excluding special charges, third-party business expenses and fuel	10.53	9.81	9.44	10.05	9.94	9.66
Profit sharing per available seat mile	0.03	0.25	0.21	0.08	0.15	0.28

CASM, excluding special charges, third-party business expenses, fuel, and profit sharing	10.50	9.56	9.23	9.97	9.79	9.38

CASM Consolidated Operations (cents)
Cost per available seat mile (CASM)	13.55	12.70	12.50	13.34	13.00	12.70
Special charges	0.08	0.07	0.07	0.04	0.07	0.29
Third-party business expenses	0.07	0.05	0.04	0.06	0.05	0.05
Fuel expense	2.60	2.47	2.58	2.88	2.64	2.29

CASM, excluding special charges, third-party business expenses and fuel	10.80	10.11	9.81	10.36	10.24	10.07
Profit sharing per available seat mile	0.04	0.23	0.19	0.07	0.13	0.25

CASM, excluding special charges, third-party business expenses, fuel, and profit sharing	10.76	9.88	9.62	10.29	10.11	9.82

UNITED CONTINENTAL HOLDINGS, INC.

NON-GAAP FINANCIAL RECONCILIATION (UNAUDITED)

(In millions, except per share amounts)

	As Adjusted for Topic 606 and ASU 2017-07
	Quarter Ended				Full Year
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	2017	2016
Operating expenses	$8,106	$8,571	$8,761	$8,675	$34,113	$32,214
Special charges	51	44	50	31	176	745

Operating expenses, excluding special charges	8,055	8,527	8,711	8,644	33,937	31,469
Third-party business expenses	40	41	33	31	145	136
Fuel expense	1,560	1,669	1,809	1,875	6,913	5,813
Profit sharing, including taxes	20	154	130	45	349	628

Operating expenses, excluding fuel, profit sharing, special charges and third-party business expenses	$6,435	$6,663	$6,739	$6,693	$26,530	$24,892

Operating income	$320	$1,437	$1,138	$776	$3,671	$4,344
Special charges	51	44	50	31	176	745

Operating income, excluding special charges	$371	$1,481	$1,188	$807	$3,847	$5,089

Income before income taxes	$150	$1,277	$993	$620	$3,040	$3,773
Special charges and hedge adjustments before income taxes	51	44	50	31	176	643

Income before income taxes excluding special charges and reflecting hedge adjustments	$201	$1,321	$1,043	$651	$3,216	$4,416

Net income	$99	$821	$645	$579	$2,144	$2,234
Special charges and hedge adjustments, net of tax and income tax adjustments	33	28	32	(159)	(66)	594

Net income, excluding special charges and reflecting hedge adjustments and income tax adjustments	$132	$849	$677	$420	$2,078	$2,828

Diluted earnings per share	$0.32	$2.67	$2.15	$1.98	$7.06	$6.76
Special charges and hedge adjustments	0.16	0.14	0.16	0.11	0.58	1.95
Income tax adjustments and tax effect related to special charges and hedge adjustments	(0.06)	(0.05)	(0.06)	(0.65)	(0.80)	(0.15)

Diluted earnings per share, excluding special charges and income tax adjustments and reflecting hedge adjustments	$0.42	$2.76	$2.25	$1.44	$6.84	$8.56